                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                               HEI, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

Jane A. Sample
Churchill Communications Corp.
Sample Mailgram
123 Main Street
Anywhere, NY  12345-1234


CONFIDENTIAL IDENTIFICATION NUMBER: < CIN >
(Your identification number is confidential. It is to assure the operator of your identity.)

July 31, 1998

Dear Fellow Shareholder:

As you know, HEI has engaged the investment-banking firm of Piper Jaffray Inc. to explore strategic alternatives that could maximize the value of ALL shareholders' shares. We are encouraged by preliminary expressions of interest by a number of parties, although it is too early to determine the ultimate outcome. DO NOT STOP THE PROCESS BY VOTING FOR FANT NOW. YOUR INDEPENDENT DIRECTORS ARE COMMITTED TO CONSIDERING STRATEGIC ALTERNATIVES THAT WILL MAXIMIZE VALUE FOR ALL OF YOUR SHARES. However, we need your vote on August 4 against Fant's proposals to do so.

You should also know that Institutional Shareholder Services (ISS), the largest independent proxy advisory and voting firm, has just issued a report recommending that its clients vote AGAINST Fant's Proposal 1 to remove your current Board. ISS noted that "turning control of the company over to the Fant Group may not be in all shareholders' best interests". AMONG OTHER THINGS, ISS NOTED THAT, IF ELECTED, FANT AND HIS NOMINEES "WILL THEN HAVE CONTROL OVER HEI'S LARGE CASH RESERVES AND WILL BE ABLE TO USE IT IN WAYS THAT ARE NOT NECESSARILY IN ALL SHAREHOLDERS' BEST INTERESTS".

ISS is compensated by its institutional and corporate clients. HEI is not a member or client of ISS and does not pay ISS for its reports.

Since time is short, we have provided a way for you to vote via toll-free telephone call. Simply follow the instructions below. YOUR BOARD STRONGLY AND UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSALS 1 AND 3 AND FOR PROPOSAL 2.

As before, if you have any questions, please contact our proxy firm at 1-888-750-5834.

Sincerely,

Eugene W. Courtney
Chief Executive Officer

P.S. I hope you are planning to attend the Meeting. If so, please tell the Arboretum's gatekeeper that you are attending the HEI Special Meeting to avoid the admission charge.


          TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                         ARE AVAILABLE TO ASSIST YOU NOW!!!

                                    INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8151, HEI, Inc.

3.   State your name, address and telephone number.

4. State your confidential identification number, account number and number of shares as shown below:

     CONFIDENTIAL IDENTIFICATION NUMBER: < CIN >
     ACCOUNT NUMBER:  < ACCTNUM >
     NUMBER OF SHARES: < NUMSHARES >

5.   Give the operator you're voting preferences, using the proxy Text below.

                                     HEI, INC.

                     PROXY FOR THE SPECIAL SHAREHOLDERS MEETING
                                   AUGUST 4, 1998
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Eugene W. Courtney and Jerald H. Mortenson as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of HEI, Inc., held of record by the undersigned on June 9, 1998, at the Special Meeting of Shareholders to be held at 10:00 a.m., on August 4, 1998 and any adjournment thereof. The undersigned further authorizes the proxies named herein to vote with discretionary authority on any other matters which may properly come before the said Special Meeting.

THE BOARD RECOMMENDS A VOTE "AGAINST" PROPOSALS (1) AND (3) AND, IF PROPOSAL (1) IS APPROVED, "FOR" THE BOARD'S NOMINEES UNDER PROPOSAL (2).

The Board of Directors recommends a vote "AGAINST" Proposals
1 and 3.

1.   REMOVAL OF INCUMBENT DIRECTORS
     Removal of Robert L. Brueck, William R. Franta and
     Frederick M. Zimmerman

     (  ) FOR            (  ) AGAINST             (  ) ABSTAIN

(Instructions: For removal of any individual nominee(s), give that nominee(s) name to the operator.)

The Board of Directors recommends a vote "FOR" the Board's nominees,

2.   ELECTION OF DIRECTORS.  (only if proposal No. 1 is approved)
     Election of Robert L. Brueck, William R. Franta and
     Frederick M. Zimmerman

     (  ) FOR all nominees              (  ) WITHHOLD AUTHORITY for all
                                             nominees

(Instructions: To withhold authority to vote for any individual nominee(s), give that nominee(s) name to the operator.)

The Board of Directors recommends a vote "AGAINST" Proposals
1 and 3.

3. APPROVAL of an amendment to the Company's Bylaws to opt out of the Minnesota Control Share Acquisition Statute.

     (  ) FOR            (  ) AGAINST             (  ) ABSTAIN

PLEASE GIVE OPERATOR NAME EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC. SHOULD SO INDICATE WHEN SIGNING. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST PROPOSALS (1) AND (3) AND, IF PROPOSAL (1) IS APPROVED, FOR THE BOARD'S NOMINEES UNDER PROPOSAL (2).

Jane A. Sample
Churchill Communications Corp.
Sample Mailgram
123 Main Street
Anywhere, NY  12345-1234



July 31, 1998

Dear Fellow Shareholder:

As you know, HEI has engaged the investment-banking firm of Piper Jaffray Inc. to explore strategic alternatives that could maximize the value of ALL shareholders' shares. We are encouraged by preliminary expressions of interest by a number of parties, although it is too early to determine the ultimate outcome. DO NOT STOP THE PROCESS BY VOTING FOR FANT NOW. YOUR INDEPENDENT DIRECTORS ARE COMMITTED TO CONSIDERING STRATEGIC ALTERNATIVES THAT WILL MAXIMIZE VALUE FOR ALL OF YOUR SHARES. However, we need your vote on August 4 against Fant's proposals to do so.

You should also know that Institutional Shareholder Services (ISS), the largest independent proxy advisory and voting firm, has just issued a report recommending that its clients vote AGAINST Fant's Proposal 1 to remove your current Board. ISS noted that "turning control of the company over to the Fant Group may not be in all shareholders' best interests". AMONG OTHER THINGS, ISS NOTED THAT, IF ELECTED, FANT AND HIS NOMINEES "WILL THEN HAVE CONTROL OVER HEI'S LARGE CASH RESERVES AND WILL BE ABLE TO USE IT IN WAYS THAT ARE NOT NECESSARILY IN ALL SHAREHOLDERS' BEST INTERESTS".

ISS is compensated by its institutional and corporate clients. HEI is not a member or client of ISS and does not pay ISS for its reports.

Since time is short, we have provided a way for you to vote via toll-free telephone call. Simply follow the instructions below. YOUR BOARD STRONGLY AND UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSALS 1 AND 3 AND FOR PROPOSAL 2.

As before, if you have any questions, please contact our proxy firm at 1-888-750-5834.

Sincerely,

Eugene W. Courtney
Chief Executive Officer

P.S. I hope you are planning to attend the Meeting. If so, please tell the Arboretum's gatekeeper that you are attending the HEI Special Meeting to avoid the admission charge.


          TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                         ARE AVAILABLE TO ASSIST YOU NOW!!!

                                    INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8152, HEI, Inc.

3.   State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:              < NA.1 >
                   Broker:            < BROKER >
                   Control number:    < CONTROLNUM >
                   Number of shares:  < NUMSHARES >

5.   Give the operator you're voting preferences, using the proxy Text below.

                                     HEI, INC.

                     PROXY FOR THE SPECIAL SHAREHOLDERS MEETING
                                   AUGUST 4, 1998
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Eugene W. Courtney and Jerald H. Mortenson as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of HEI, Inc., held of record by the undersigned on June 9, 1998, at the Special Meeting of Shareholders to be held at 10:00 a.m., on August 4, 1998 and any adjournment thereof. The undersigned further authorizes the proxies named herein to vote with discretionary authority on any other matters which may properly come before the said Special Meeting.

THE BOARD RECOMMENDS A VOTE "AGAINST" PROPOSALS (1) AND (3) AND, IF PROPOSAL (1) IS APPROVED, "FOR" THE BOARD'S NOMINEES UNDER PROPOSAL (2).

The Board of Directors recommends a vote "AGAINST" Proposals
1 and 3.

1.   REMOVAL OF INCUMBENT DIRECTORS
     Removal of Robert L. Brueck, William R. Franta and
     Frederick M. Zimmerman

     (  ) FOR            (  ) AGAINST             (  ) ABSTAIN

(Instructions: For removal of any individual nominee(s), give that nominee(s) name to the operator.)

The Board of Directors recommends a vote "FOR" the Board's nominees,

2.   ELECTION OF DIRECTORS.  (only if proposal No. 1 is approved)
     Election of Robert L. Brueck, William R. Franta and
     Frederick M. Zimmerman

     (  ) FOR all nominees              (  ) WITHHOLD AUTHORITY for all
                                             nominees

(Instructions: To withhold authority to vote for any individual nominee(s), give that nominee(s) name to the operator.)

The Board of Directors recommends a vote "AGAINST" Proposals
1 and 3.

3. APPROVAL of an amendment to the Company's Bylaws to opt out of the Minnesota Control Share Acquisition Statute.

     (  ) FOR            (  ) AGAINST             (  ) ABSTAIN

PLEASE GIVE OPERATOR NAME EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC. SHOULD SO INDICATE WHEN SIGNING. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST PROPOSALS (1) AND (3) AND, IF PROPOSAL (1) IS APPROVED, FOR THE BOARD'S NOMINEES UNDER PROPOSAL (2).